Exhibit 10.51

AMENDMENT NO. 1 and CONSENT

(Second Lien Credit Agreement)

This Amendment No. 1 and Consent, dated as of August 10, 2009 (this “Amendment”), to that certain Second Lien Credit Agreement, dated as of June 14, 2007 (the “Credit Agreement”), among GOLDEN NUGGET, INC., a Nevada corporation (the “Borrower”), LANDRY’S RESTAURANTS, INC. (the “Parent”) solely with respect to the Parent’s obligation pursuant to Section 6.04 of the Credit Agreement, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Bank and Issuing Bank, BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO FOOTHILL, INC., as Documentation Agent and WELLS FARGO SECURITIES, LLC (formerly Wachovia Capital Markets, LLC), as Sole Arranger and Sole Bookrunner, is entered into among the Borrower, Parent, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent solely with respect to its obligations under Section 6.04 of the Credit Agreement, the Administrative Agent, the Lenders and other parties thereto are parties to the Credit Agreement;

WHEREAS, the Borrower desires that its Affiliates have the ability to make certain Second Lien Voluntary Purchases (as defined below) through a modified Dutch auction; and

WHEREAS, in connection with such contemplated Second Lien Voluntary Purchases, the Borrower has requested that certain amendments be made to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT.

Effective as of the First Amendment Effective Date (as defined in Section 2 below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent) hereof, the Credit Agreement is hereby amended as follows:

1.1 The definition of “Consolidated Net Income” and “Consolidated Net Loss” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following sentence at the end of such definition:

“Notwithstanding anything contained herein or in any First Lien Loan Document, Consolidated Net Income shall not include any amounts (cash or non-cash) resulting from the cancellation of indebtedness or similar treatment in connection with any Second Lien Voluntary Purchase.”

1.2 The definition of “Eligible Assignee” in Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; (d) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $5 billion; (e) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course and having total assets in excess of $100,000,000, (f) solely for purposes of Second Lien Voluntary Purchases in accordance with Section 2.06 of this Agreement, Affiliate Purchasers and (g) any other Person (other than a natural person) approved by (i) the Administrative Agent and (ii) the Borrower (which approval not to be unreasonably withheld or delayed); provided that the Borrower shall not have any approval rights in connection with any of the foregoing (x) if an Event of Default shall have occurred and be continuing or (y) to the extent determined by the Administrative Agent to be reasonably necessary to achieve a successful initial syndication of the Commitments hereunder. Notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Subsidiaries or Affiliates (other than as set forth in clause (f) of this definition) or any Person found unsuitable under any Gaming Laws.

1.3 Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions (in correct alphabetical order):

“Acceptable Lender Price” has the meaning set forth in Section 2.06(a)(ii)(B).

“Acceptance Date” has the meaning set forth in Section 2.06(a)(ii)(A).

“Affiliate Purchaser” has the meaning set forth in Section 2.06(a)(ii)(A).

“Agreement to Forgive” means an agreement to forgive in substantially the form of Exhibit L hereto, in which an Affiliate Purchaser agrees to forgive Advances purchased in a Second Lien Voluntary Purchase.

“Clearing Price” has the meaning set forth in Section 2.06(a)(ii)(B).

“Excluded Information” has the meaning set forth in Section 2.06(a)(v).

“First Amendment” means the Amendment No. 1 to the Credit Agreement, dated as of August 10, 2009, among the Borrower, the Parent, the Administrative Agent and the Lenders.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

“Full Trade” has the meaning set forth in Section 2.06(a)(ii)(C).

“Lender Participation Notice” has the meaning set forth in Section 2.06(a)(ii)(B).

“Maximum Non-Auction Purchase Availability” has the meaning set forth in Section 2.06(a)(iii).

“Offered Advances” has the meaning set forth in Section 2.06(a)(ii)(B).

“Price Range” has the meaning set forth in Section 2.06(a)(ii)(A).

“Proposed Purchase Amount” has the meaning set forth in Section 2.06(a)(ii)(A).

“Second Lien Purchase Option Notice” has the meaning set forth in Section 2.06(a)(ii)(A).

“Second Lien Voluntary Purchase” has the meaning set forth in Section 2.06(a)(ii)(A).

“Settlement Date” has the meaning set forth in Section 2.06(a)(ii)(C).

“Settlement Deadline” has the meaning set forth in Section 2.06(a)(ii)(C).

“Voluntary Purchase Notice” has the meaning set forth in Section 2.06(a)(ii)(C).

1.4 Section 2.06 (Prepayments) of the Credit Agreement is hereby amended by (i) adding an “(i)” at the beginning thereof and after “(a) Optional,”, (ii) inserting “(other than as provided in Section 2.06(a)(ii), Section 2.06(a)(iii) and Section 5.01(v))” following the phrase “ratably in part”, and (iii) adding the following clauses (ii), (iii), (iv) and (v):

(ii) (A) Notwithstanding anything to the contrary in Section 2.06(a)(i) above, Affiliates of the Borrower (other than the Borrower’s Subsidiaries) (each, an “Affiliate Purchaser”) may at any time and from time to time purchase Advances (each, a “Second Lien Voluntary Purchase”) during the period commencing on the First Amendment Effective Date and ending on December 31, 2010, pursuant to the procedures described in this Section 2.06(a)(ii) and in accordance with the terms of Section 2.06(a)(iii). In connection with any Second Lien Voluntary Purchase under this Section 2.06(a)(ii), the Borrower will provide written notice to the Administrative Agent (each, a “Second Lien Purchase Option Notice”) that an Affiliate Purchaser desires to purchase Advances in an aggregate principal face amount specified by the Affiliate Purchaser (each, a “Proposed Purchase Amount”), which amount shall be not less than $2,000,000 in the aggregate principal face amount of Advances in each case at a discount as specified below; provided that (I) any such Affiliate Purchaser executes an Agreement to Forgive as and when required under Section 5.01 (v) and (II)

no proceeds of Restricted Payments or any other proceeds received from the Borrower or any of its Subsidiaries shall be used to finance any Second Lien Voluntary Purchase. The Second Lien Purchase Option Notice shall further specify with respect to the proposed Second Lien Voluntary Purchase: (I) the Proposed Purchase Amount, (II) a price range selected by the Affiliate Purchaser with respect to such proposed Second Lien Voluntary Purchase which price range shall be expressed as a percentage of principal amount of advances (e.g. a purchase price not greater than [    ]% nor less than [    ]% per $1,000 principal face amount) (the “Price Range”), (III) the source of proceeds to be used to make such Second Lien Voluntary Purchase, (IV) a representation that no proceeds of Restricted Payments or any other proceeds received from the Borrower or any of its Subsidiaries are being used to finance the Second Lien Voluntary Purchase and (V) the date by which Term Lenders are required to indicate their election to participate in such proposed Second Lien Voluntary Purchase, which shall be at least three Business Days following the date of the Second Lien Purchase Option Notice (“Acceptance Date”).

(B) Upon receipt of any Second Lien Purchase Option Notice, the Administrative Agent shall promptly notify each Lender thereof. On or prior to the Acceptance Date, each Lender may specify by written notice (each, a “Lender Participation Notice”) to the Administrative Agent a price (expressed as a discount percentage of Advances (e.g. a purchase price of [    ]% per $1,000 principal face amount)) (the “Acceptable Lender Price”) within the Price Range for a principal amount (subject to rounding requirements specified by the Administrative Agent) of Advances at which such Lender is willing to permit a Second Lien Voluntary Purchase (“Offered Advances”). Based on the Acceptable Lender Prices and the principal amount of Advances specified by the Lenders in the applicable Lender Participation Notices, the clearing price (“Clearing Price”) for the Second Lien Voluntary Purchase will be the lowest purchase price that will allow the Affiliate Purchaser to purchase the Proposed Purchase Amount in full (or such lesser amount of Advances for which the Administrative Agent has received a Lender Participation Notice), at prices within the Price Range.

(C) On the Acceptance Date, the Administrative Agent shall deliver to the Affiliate Purchaser a copy of each Lender Participation Notice, the Administrative Agent’s determination of the Clearing Price and a determination of whether a Full Trade (as defined below) has occurred. The Affiliate Purchaser shall make a Second Lien Voluntary Purchase first, by purchasing those Advances (or the respective portions thereof) offered by the Lenders that specify an Acceptable Lender Price determined at a discount percentage lower than the Clearing Price at the price specified in the Lender Participation Notice, and thereafter, by purchasing those Advances (or the respective portions thereof) offered by the Lenders at the Clearing Price at the Clearing Price (e.g. if the Price Range sets out a purchase price not greater than 80% nor less than 70% per $1,000 principal face amount with a Clearing Price of 73%, the Affiliated Purchaser will first purchase in full all Offered Advances tendered at 70%, then it will purchase all Offered Advances tendered at 71%, then it will purchase all offered Advances at 72%, and finally it will purchase ratably all Offered Advances tendered at the Clearing Price); provided that if the Offered Advances (disregarding any interest payable at such time) would exceed the Proposed Purchase Amount for such Second Lien Voluntary Purchase, the Affiliate Purchaser shall purchase the entire principal amount of Offered Advances tendered by the Lenders below the Clearing Price first, and then to the extent of the remaining Proposed Purchase Amount, the Affiliate Purchaser shall purchase the entire principal amount of Offered Advances at the Clearing Price ratably based on the respective principal amounts (subject to rounding requirements specified by the Administrative Agent) of such Advances (any purchase conforming to the provisions of this Section 2.06(a)(ii) that results in the entirety of the Proposed Purchase Amount being purchased is referred to herein as a “Full Trade”). For the avoidance of doubt, this Agreement permits the purchase by an Affiliate Purchaser of Advances at different prices in any Second Lien Voluntary Purchase and for less than the entirety of the Proposed Purchase Amount. Each Second Lien Voluntary Purchase shall be made within five Business Days of the Acceptance Date (the “Settlement Deadline”), without premium or penalty, upon irrevocable notice delivered to the Administrative Agent by the Affiliate Purchaser (each a “Voluntary Purchase Notice”) no later than 1:00 P.M. New York City time on the second Business Day following the Acceptance Date, which notice shall specify a settlement date on or prior to the Settlement Deadline (the “Settlement Date”) and any amount of the Second Lien Voluntary Purchase (understanding that if a Full Trade has not occurred, such amount may be less than the aggregate of all Offered Advances); provided that if a Eurodollar Rate Advance is purchased on any day other than the last day of the Interest Period applicable thereto, the Affiliated Purchaser shall also pay any amounts owing pursuant to Section 2.10. Upon receipt of any Voluntary Purchase Notice the Administrative Agent shall promptly notify each relevant Lender thereof whose Advances are being purchased. If any Voluntary Purchase Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders on the Settlement Date together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid.

(D) To the extent not expressly provided for herein, each Second Lien Voluntary Purchase pursuant to this Section 2.06(a)(ii) shall be consummated pursuant to procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods) established by the Administrative Agent and agreed to by the Borrower.

(E) Prior to the time and date on which the Administrative Agent has determined that a Full Trade has occurred, the Borrower may withdraw the offer to make a Second Lien Voluntary Purchase pursuant to any Second Lien Purchase Option Notice. If a Voluntary Purchase Notice has not been given by the Affiliate Purchaser and a Full Trade has not occurred (within the deadlines set forth in this Section 2.06(a)(ii)), the Borrower shall be deemed to have withdrawn its Second Lien Purchase Option Notice.

(iii) Notwithstanding anything to the contrary in Section 2.06(a)(i) or 2.06(a)(ii) above, an Affiliate Purchaser may at any time and from time to time prior to December 31, 2010, make a Second Lien Voluntary Purchase without regard to the procedures set out in Section 2.06(a)(ii) so long as such purchases (A) do not exceed the Maximum Non-Auction Purchase Availability, (B) any such Affiliate Purchaser executes an Agreement to Forgive as and when required in Section 5.01(v), and (C) no proceeds of Restricted Payments or any other proceeds received from the Borrower or any of its Subsidiaries are used to finance any Second Lien Voluntary Purchase pursuant to the terms of this Section 2.06(a)(iii). “Maximum Non-Auction Purchase Availability” as used herein shall mean the amount of Advances available for purchase pursuant to this Section 2.06(iii), which on the First Amendment Effective Date shall not exceed $8.25 million in the aggregate principal face amount; provided, however, that for each $25 million in the aggregate of principal face amount of Second Lien Voluntary Purchases made pursuant to Section 2.06(a)(ii), such availability shall be restored to $8.25 million in the aggregate principal face amount (without regard to the amount of purchases made under this Section 2.06(a)(iii) prior to each such restoration).

(iv) The parties hereby agree, for the avoidance of doubt, that Section 2.06(a)(i) does not apply to Second Lien Voluntary Purchases and does not apply to Affiliate Purchaser’s forgiving such Advances pursuant to an Agreement to Forgive (or the purchase price paid to any Lender in consideration of the purchase of such Lender’s Advances in connection therewith).

(v) In connection with any Second Lien Voluntary Purchase, each Lender, by submitting a Lender Participation Notice or otherwise participating in a Second Lien Voluntary Purchase pursuant to the terms of Section 2.06(a)(iii) hereof, acknowledges and agrees that, as of the date thereof, if applicable, and as of date of consummation of such Second Lien Voluntary Purchase, (A) the Affiliate Purchaser may have, and later may come into possession of, information regarding the Borrower, any of the Borrower’s Subsidiaries, or any of the Borrower’s Affiliates, their assets, their ability to perform their obligations under the Credit Agreement and other Loan Documents or any other matter that is not known to Lender and that may be material to a decision to participate in Second Lien Voluntary Purchase or any of the transactions contemplated thereby (the “Excluded Information”), (B) it has independently and without reliance on such Affiliate Purchaser, the Borrower or any Affiliate of the Borrower, any other Lender, the Administrative Agent or Collateral Agent made its own analysis and determined to enter into the transaction relating to the Second Lien Voluntary Purchase and to consummate the transactions contemplated thereby notwithstanding its lack of knowledge of the Excluded Information and (C) none of such Affiliate Purchaser, the Borrower or any Affiliate or Subsidiary of the Borrower, any other Lender, the Administrative Agent or Collateral Agent shall have any liability to it and it hereby (to the extent permitted by law) waives and releases any claims it may have against any of the foregoing (under applicable laws or otherwise) with respect to the nondisclosure of the Excluded Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such other party expressly set forth in the assignment agreement effecting such Second Lien Voluntary Purchase.

1.5 Section 2.13 (Sharing of Payments, Etc.) of the Credit Agreement is hereby amended by inserting the following immediately after the first sentence thereof:

“The parties hereby agree, for the avoidance of doubt, that this Section 2.13 does not apply to Second Lien Voluntary Purchases (or the purchase price paid to any Lender in consideration of the purchase of such Lender’s Advances in connection therewith) implemented pursuant to an offer made to all the Lenders pursuant to Section 2.06(a)(ii) or made by the Borrower pursuant to Section 2.06(a)(iii) or to the forgiveness of indebtedness pursuant to an Agreement to Forgive.”

1.6 Section 5.01 (Affirmative Covenants) of the Credit Agreement is hereby amended by adding the following clause (v):

“(v) Within five Business Days of each Second Lien Voluntary Purchase the Borrower shall cause the applicable Affiliate Purchaser to forgive the purchased Advances pursuant to an Agreement to Forgive so that such Advances are no longer outstanding.”

1.7 Section 5.02 (Negative Covenants) of the Credit Agreement is hereby amended by adding “; provided that no Restricted Payments may be made pursuant to this Section 5.02(f)(v) from the First Amendment Effective Date until the earlier of (I) December 31, 2010 and (II) receipt by the Administrative Agent of an irrevocable notice from the Borrower that there will be no further Second Lien Voluntary Purchases” at the end of clause (f)(v).

1.8 Section 6.01 (Events of Default) of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (y) and replacing it with “; or”, and (ii) adding the following clause (z):

“(z) the failure of an Affiliate Purchaser to forgive purchased Advances pursuant to an Agreement to Forgive and Section 5.01 (v) within five Business Days of each Second Lien Voluntary Purchase.”

1.9 Section 8.01 (Amendments, Etc.) of the Credit Agreement is hereby amended by adding the following paragraph at the end of the Section:

“Notwithstanding anything to the contrary contained in this Section 8.01, technical amendments to this Agreement to cause this Agreement to be consistent with the Obligations outstanding following any Second Lien Voluntary Purchases may be made by the Administrative Agent and the Borrower, and such amendments shall become effective without any further action or consent of any other party to this Agreement.”

1.10 Article 8 (Miscellaneous) of the Credit Agreement is hereby amended by adding the following Section 8.19 at the end of such Article:

“SECTION 8.19 Affiliated Lenders. Each Affiliate Purchaser agrees that,

(a) for purposes of determining whether the Required Lenders, or all Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, such Affiliate shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Affiliates of Borrower or any Loan Party; provided that no amendment, modification, waiver, consent or other action to any Loan Document shall deprive such Affiliated Lender of its pro rata share of any payments to which such Affiliate Purchaser is entitled to share under the Loan Documents without such Affiliate Purchaser providing its consent; and in furtherance of the foregoing, (i) the Affiliate agrees to execute and deliver to the Administrative Agent any instrument requested by the Administrative Agent to evidence the voting of its interest as a Lender in accordance with the provisions of this clause (a); provided further that if the Affiliate Purchaser fails to promptly execute such instrument such failure shall in no way prejudice any of the Administrative Agent’s rights under this paragraph and (ii) the Administrative Agent is hereby appointed (such appointment being coupled with an interest) by the Affiliate Purchaser as the Affiliate Purchaser’s attorney-in-fact, with full authority in the place and stead of the Affiliate Purchaser and in the name of the Affiliate Purchaser, from time to time in Administrative Agent’s discretion to take any action and to execute any instrument that Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (a); and

(b) the Affiliate Purchaser shall not have any right (i) to attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present, (ii) to receive any information or material prepared by the Administrative Agent or any Lender or any communication by or among the Administrative Agent and/or one or more Lenders; provided that the Assignee shall be entitled to receive all information prepared by the Borrower to which the Lenders generally are entitled under the Agreement or (iii) to make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against any Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other Lender under the Loan Documents.”

SECTION 2. CONDITIONS PRECEDENT

This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:

2.1 Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, duly executed by the Borrower, on behalf of itself and each other Loan Party, and the Administrative Agent and the Requisite Lenders; and

(b) such additional documentation related to this Amendment as the Administrative Agent may reasonably require.

2.2 Payment of Amendment Fee. The Administrative Agent and each Lender which shall have delivered (by facsimile or otherwise) an executed signature page to this Amendment to the Administrative Agent on or prior to the end of business on August 10, 2009 shall have received payment of without duplication and as consideration for the execution of this Amendment, an amendment fee equal to 0.10% of the respective Commitments of such Lenders.

2.3 Payment of Costs and Expenses. The Administrative Agent shall have received all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 4.2 hereof.

2.4 Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3. REPRESENTATIONS AND WARRANTIES

The Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, and, solely with respect to Section 3.2 as to Parent, Parent represents and warrants to the Administrative Agent, as follows:

3.1 Incorporation of Representations and Warranties from Credit Agreement. After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are correct in all material respects as though made on and as of the date hereof, other than any such representations and warranties that by their express terms, refer to a specific date.

3.2 Corporate Power and Authority. Parent and each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by Parent and each Loan Party, and this Amendment is the legal, valid and binding obligation of Parent and each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

3.3 Absence of Default. At the time of and as a result of giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. MISCELLANEOUS

4.1 No Requirement. This Amendment shall neither (i) require any Affiliate Purchaser to undertake any Second Lien Voluntary Purchase nor (ii) limit or restrict the Borrower from making voluntary prepayments of the Advances in accordance with the other provisions of the Credit Agreement.

4.2 Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and any other Loan Documents delivered in connection herewith) as provided in Section 2.3 hereof and Section 8.04 of the Credit Agreement.

4.3 Reference to and Effect on the Loan Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.

(d) The Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

4.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

4.5 Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed in accordance with, the laws of the State of New York.

4.6 Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4.7 Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

4.8 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

GOLDEN NUGGET, INC.

By:	/s/ Rick H. Liem
Name: Rick H. Liem
Title: VP

LANDRY’S RESTAURANTS, INC.

By:	/s/ Steven L. Scheinthal
Name: Steven L. Scheinthal
Title: EVP & GC

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Managing Director

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender
Madison Park Funding II, Ltd.
By Credit Suisse Alternative Capital, Inc. as Collateral Manager

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

[Illegible], as Lender
Castle Garden Funding

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

CSAM Funding IV, as Lender

By:	/s/ Linda R. Karn
Name: Linda R. Karn
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

BILL & MELINDA GATES FOUNDATION TRUST, as a Lender By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Arthur McMahon
Name: Arthur McMahon
Title: Director

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

By: BEACH POINT CAPITAL MANAGEMENT, LP As Investment Manager

By:	/s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Managing Director

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

The Foothill Group, Inc., as Lender

By:	/s/ Michael Bohannon
Name: Michael Bohannon
Title: S.V.P.

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Grand Central Asset Trust, CAMERON I Series, as Lender

By:	/s/ Adam Jacobs
Name: Adam Jacobs
Title: Attorney-in-Fact

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

__________________________, as Lender

By:
Name:
Title:

DWS High Income Fund

DWS High Income Plus Fund

DWS High Income VIP

DWS High Income Trust

DWS Multi Market Income Trust

DWS Strategic Income Fund

DWS Balanced Fund

DWS Strategic Income Trust

DWS Strategic Income VIP

DWS Balanced VIP

By: Deutsche Investment Management Americas, Inc., as Investment Advisor

/s/ Gary Sullivan
Name: Gary Sullivan
Title: Managing Director

/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

[____________________], as Lender

By:
Name:
Title:

DWS Floating Rate Plus Fund
By:	Deutsche Investment Management Americas Inc., Investment Advisor

By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

By:	/s/ Shameem R. Kathiwalla
Name: Shameem R. Kathiwalla
Title: Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

American International Group, Inc. By: AIG Global Investment Corp. Its Investment Adviser, as Lender

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

OLYMPIC CLO I, as Lender

By:	/s/ John M. Casparian
Name: John M. Casparian
Title: Co-President
Churchill Pacific Asset Management LLC

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

CELTS CLO 2007 - I LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager [Illegible]

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager [Illegible]

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser [Illegible]

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser [Illegible]

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

	By:	/s/ Thomas Ewald
Name: Thomas Ewald
Title: Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc. As Manager [Illegible]

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager [Illegible]

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager [Illegible]

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

WASATCH CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager [Illegible]

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

BABSON CLO LTD. 2003-I

BABSON CLO LTD. 2004-I

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2005-III

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2008-I

BABSON CLO LTD. 2008-II

SUFFIELD CLO, LIMITED, as Lenders

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

BABSON CAPITAL LOAN STRATEGIES MASTER FUND, L.P., as a Lender By: Babson Capital Management LLC as Investment Manager

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

C.M. LIFE INSURANCE COMPANY, as a Lender
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Geoffrey Takacs
	Name:	Geoffrey Takacs
	Title:	Director

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Landmark III CDO Limited
By: Aladdin Capital Management LLC as Manager
[____________________], as Lender

By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Landmark IX CDO LTD
By: Aladdin Capital Management LLC as Manager
[____________________], as Lender

By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

BlackRock Floating Rate Income Trust

BlackRock Senior Income Series

BlackRock Senior Income Series II

BlackRock Senior Income Series IV

BlackRock Senior Income Series V Limited Magnetite V CLO, Limited

BlackRock Global Investment Series: Income Strategies Portfolio

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

, as Lender

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

LATITUDE CLO I, LTD, as Lender

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace
	Title:	Senior Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Clydesdale CLO 2004, Ltd., as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Clydesdale CLO 2005, Ltd., as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Clydesdale CLO 2006, Ltd., as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Clydesdale CLO 2007, Ltd., as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT MANAGER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

NCRAM Loan Trust, as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

NCRAM Senior Loan Trust 2005, as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Nomura Bond and Loan Fund, as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

By: Mitsubishi UFJ Trust & Banking Corporation as Trustee By: Nomura Corporate Research & Asset Management Inc. Attorney in Fact

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

[Illegible] Loan Trust, as Lender

By:	/s/ Robert Hoffman
	Name:	Robert Hoffman
	Title:	Executive Director

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISER

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

The Hartford Mutual funds, Inc., on behalf of The Hartford Floating Rate Fund
By Hartford Investment Management, as Lender Company, its Sub-advisor

By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series
By:	Hartford Investment Management Company, its Investment Manager as Lender

	By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

The Hartford Mutual Funds, Inc., on behalf of
The Hartford Strategic Income Fund
By:	Hartford Investment Management Company, its Investment Manager as Lender

	By:	/s/ Francesco Ossino
Name: Francesco Ossino
Title: Senior Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Van Kampen
Senior Income Trust
By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Van Kampen
Senior Loan Fund
By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Van Kampen
Dynamic Credit Opportunities Fund
By: Van Kampen Asset Management, as Lender

By:	/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Commonwealth of Pennsylvania State Employees Retirement System, as Lender

By:	/s/ Beth Semmel
Name: Beth Semmel
Title: Portfolio Manager

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Venture VI CDO Limited
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Venture VII CDO Limited
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Venture VIII CDO, Limited
By its investment advisor,
MJX Asset Management LLC, as Lender

By:	/s/ Simon Yuan
	Name:	Simon Yuan
	Title:	Vice President

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

Western Asset Management Company on behalf of Western Asset Floating Rate High Income Fund, LLC, as a Lender

By:	/s/ Chloé M. Page
Name:	Chloé M. Page
Title:	Authorized Signatory

AMENDMENT NUMBER ONE TO SECOND LIEN CREDIT AGREEMENT

MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial
Services Company (MLX)

By:	/s/ Illegible
As authorized representative and not individually

EXHIBIT L

Form of Agreement to Forgive

(attached)

[                         , 20    ]

VIA EMAIL, FACSIMILE AND OVERNIGHT DELIVERY

Wachovia Bank, National Association,

as Administrative Agent

201 South College Street,

Charlotte Plaza 8th Floor,

Charlotte, North Carolina 28288

Attention: Agency Services

RE:	Forgiveness of Advances

Reference is made that certain Second Lien Credit Agreement dated as of June 14, 2007 among Golden Nugget, Inc., Landry’s Restaurant, Inc. (solely with respect to Section 6.04 thereto), the lenders and other financial institutions party thereto and Wachovia Bank, National Association as administrative agent (as amended and as may be further amended or modified from time to time, the “Credit Agreement”). Enclosed is a copy of an Agreement to Forgive pursuant to which [                            ], as Purchaser, has forgiven, extinguished and canceled the Purchased Advances (as designated in the attached Agreement to Forgive). You may reflect the same on your books and records.

Sincerely,
[ ]

By:
Title:

As Purchaser

AGREEMENT TO FORGIVE

This AGREEMENT TO FORGIVE (this “Agreement”) dated as of [                         , 20    ] is entered into between [                    ], a [            ] [            ] (“Purchaser”) and Golden Nugget, Inc., a Nevada corporation (“Golden Nugget”).

W I T N E S S E T H:

WHEREAS, Golden Nugget is party to that certain Second Lien Credit Agreement, dated as of June 14, 2007, among Golden Nugget as Borrower, LANDRY’S RESTAURANTS, INC. (the “Parent”) solely with respect to the Parent’s obligation pursuant to Section 6.04 of the Credit Agreement, the several banks and other financial institutions or entities from time to time parties thereto, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swing Line Bank and Issuing Bank, BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO FOOTHILL, INC., as Documentation Agent and WELLS FARGO SECURITIES, LLC (formerly Wachovia Capital Markets, LLC), as Sole Arranger and Sole Bookrunner (as amended and as may be further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, Purchaser has made a Second Lien Voluntary Purchase of Advances pursuant to the Credit Agreement in the aggregate principal face amount of $[            ] (the “Purchased Advances”);

WHEREAS, Purchaser and Golden Nugget have each determined that it is advisable and in each of their best interests for the Purchased Advances to be forgiven and deemed canceled as set forth in this Agreement;

NOW, THEREFORE in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. PURCHASED ADVANCES FORGIVEN. The parties hereby agree that the Purchased Advances (including all accrued interest owed thereon) are irrevocably forgiven and deemed extinguished and canceled as effective as of the date of this Agreement.

3. MISCELLANEOUS.

(a) Choice of Law. This Agreement and the rights of the parties under it will be governed by and construed in all respects in accordance with the laws of the State of New York.

(b) Further Actions. The parties will execute and deliver to each other such further assignments, instruments, records, or other documents, assurances or things as may be reasonably necessary to give full effect to this Agreement.

1

(c) Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all prior oral or written agreements and understandings with respect to the subject matter.

(d) Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

(e) Effective Date. This Agreement shall be deemed effective upon each party hereto signing and executing this Agreement.

(The remainder of this page has been intentionally left blank.)

2

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

PURCHASER:

By:

Name:

Title:

GOLDEN NUGGET:

By:

Name:

Title:

3